SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
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                                Form 8-K
                             Current Report
                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): November 20, 2002

                         COMMUNITY BANCSHARES, INC.
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             (Exact Name of Registrant as Specified in Charter)


        North Carolina                0-22517                  56-1693841
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 (State or other jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)


     1301 Westwood Lane - Westfield Village, Wilkesboro, NC       28697
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             (Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code: (336) 903-0600
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            (Former name or address, if changed since last report)



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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	On November 20, 2002, Community Bancshares, Inc. (the "Company") dismissed its independent auditors, Cherry, Bekaert & Holland, L.L.P., and on the same date authorized the engagement of Dixon Odom PLLC as its independent auditors for the fiscal year ended December 31, 2002. Each of these actions was approved by the Board of Directors and the Audit Committee of the Company.

	Cherry, Bekaert & Holland, L.L.P. audited the financial statements for the Company for the fiscal year ended December 31, 2001. The audit report of Cherry, Bekaert & Holland, L.L.P. for the year ended December 31, 2001 did not contain any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

	Except as described herein, in connection with the audit for the fiscal year ended December 31, 2001 and for the unaudited interim period through September 30, 2002, there were no disagreements with Cherry, Bekaert &
Holland, L.L.P. on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of Cherry, Bekaert & Holland, L.L.P. would have caused it to make reference to the subject matter of the disagreement in its report.

	Further, prior to the engagement of Dixon Odom PLLC, neither the Company nor any of its representatives sought the advice of Dixon Odom PLLC regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

	In connection with the audit of the fiscal year ended December 31, 2001 and for the unaudited interim period through September 30, 2002, Cherry, Bekaert & Holland, L.L.P. did not advise the Company that:

   (i) internal controls necessary for the Company to develop reliable financial statements did not exist;

   (ii) information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

   (iii) there existed a need to expand significantly the scope of its audit, or that information had come to the attention of Cherry, Bekaert & Holland, L.L.P., that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements).

	The Company requested that Cherry, Bekaert & Holland, L.L.P. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Cherry, Bekaert & Holland, L.L.P.'s letter to the Securities and Exchange Commission is filed as
Exhibit 16.1 to this Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)   Exhibits.  The following exhibit is filed with this report:

      Exhibit No.                       Description
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        16.1         Letter regarding change in certifying accountant.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMMUNITY BANCSHARES, INC.


November 25, 2002                       /s/ Ronald S. Shoemaker
                                        --------------------------------
                                        Ronald S. Shoemaker
                                        President and Chief Executive Officer



                                   EXHIBIT INDEX


Exhibit
Number        Description of Exhibit
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 16.1        Letter regarding change in certifying accountant.